Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes
Income Taxes
Income (loss) from continuing operations before income taxes and noncontrolling interest consisted of the following:

	Years ended December 31
In millions	2014	2013	2012
Federal (1)	$13.3	$328.7	$39.5
International	771.0	365.8	(185.6)
Income (loss) from continuing operations before income taxes and noncontrolling interest	$784.3	$694.5	$(146.1)

(1)	As a result of the Redomicile, “Federal” reflects income (loss) from continuing operations before income taxes and noncontrolling interest for the U.K. in 2014 and for Switzerland in 2013 and 2012.
The provision (benefit) for income taxes consisted of the following:

	Years ended December 31
In millions	2014	2013	2012
Currently payable
Federal (1)	$(0.4)	$17.4	$6.5
International (2)	175.7	105.6	65.2
Total current taxes	175.3	123.0	71.7
Deferred
Federal (1)	2.2	18.9	1.3
International (2)	(0.2)	35.1	(140.2)
Total deferred taxes	2.0	54.0	(138.9)
Total provision (benefit) for income taxes	$177.3	$177.0	$(67.2)

(1)	As a result of the Redomicile, “Federal” represents U.K. taxes for 2014 and Swiss taxes for 2013 and 2012.

(2)	As a result of the Redomicile, "International" represents non-U.K. taxes for 2014 and non-Swiss taxes for 2013 and 2012.
Reconciliations of the federal statutory income tax rate to our effective tax rate were as follows:

	Years ended December 31
Percentages	2014	2013	2012
Federal statutory income tax rate (1)	21.0	7.8	7.8
Tax effect of international operations (2)	(4.9)	10.4	23.5
Change in valuation allowances	3.4	5.7	—
Withholding taxes	2.3	1.1	—
Interest limitations	0.8	0.5	—
Non-deductible transaction costs	—	—	(5.9)
Impact of debt-financing	—	—	13.6
Resolution of tax audits	—	—	7.0
Effective tax rate	22.6	25.5	46.0

(1)	The statutory rate for 2014 reflects the U.K. statutory rate of 21 percent. For 2013 and 2012, the statutory rate reflects the Swiss statutory rate of 7.8 percent.

(2)	The tax effect of international operations for 2014 consists of non-U.K. jurisdictions. For 2013 and 2012, the tax effect of international operations consists of non-Swiss jurisdictions.
Reconciliations of the beginning and ending gross unrecognized tax benefits were as follows:

	Years ended December 31
In millions	2014	2013	2012
Beginning balance	$60.8	$53.4	$26.5
Gross increases for tax positions in prior periods	2.3	12.2	2.2
Gross decreases for tax positions in prior periods	(0.5)	(0.6)	(0.6)
Gross increases based on tax positions related to the current year	1.8	2.7	13.6
Gross decreases related to settlements with taxing authorities	(0.1)	(5.1)	(13.2)
Reductions due to statute expiration	(1.2)	(1.8)	(0.4)
Gross decreases due to currency fluctuations	(1.0)	—	—
Gross increases due to acquisitions	—	—	25.3
Ending balance	$62.1	$60.8	$53.4

Included in the $62.1 million of total gross unrecognized tax benefits as of December 31, 2014 was $60.7 million of tax benefits that, if recognized, would impact the effective tax rate. It is reasonably possible that the gross unrecognized tax benefits as of December 31, 2014 may decrease by a range of $0 to $25.3 million during 2015, primarily as a result of the resolution of non-U.K. examinations, including U.S. federal and state examinations, and the expiration of various statutes of limitations.
The determination of annual income tax expense takes into consideration amounts which may be needed to cover exposures for open tax years. The Internal Revenue Service ("IRS") is currently examining the Pentair, Inc. U.S. federal income tax return for the tax year ending September 28, 2012, and the Panthro Acquisition Co. U.S. federal income tax returns for tax years ending December 31, 2012 and December 31, 2013. A number of tax periods from 2002 to present are under audit by tax authorities in various jurisdictions, including Germany, India and Italy. We anticipate that several of these audits may be concluded in the foreseeable future. We are also subject to the 2012 Tax Sharing Agreement, discussed below, which generally applies to pre-Distribution Tyco tax periods beginning in 1997 which remain subject to audit by the IRS.
We record penalties and interest related to unrecognized tax benefits in Provision (benefit) for income taxes and Interest expense, respectively. As of December 31, 2014 and 2013, we have liabilities of $1.2 million and $0.9 million, respectively, for the possible payment of penalties and $9.8 million and $8.9 million, respectively, for the possible payment of interest expense, which are recorded in Other current liabilities in the Consolidated Balance Sheets.
Deferred taxes in the amount of $11.8 million have been provided on undistributed earnings of certain subsidiaries. Taxes have not been provided on undistributed earnings of subsidiaries where it is our intention to reinvest these earnings permanently or to repatriate the earnings only when it is tax effective to do so. It is not practicable to estimate the amount of tax that might be payable if such earnings were to be remitted.
Deferred taxes arise because of different treatment between financial statement accounting and tax accounting, known as “temporary differences.” We record the tax effect of these temporary differences as “deferred tax assets” (generally items that can be used as a tax deduction or credit in future periods) and “deferred tax liabilities” (generally items for which we received a tax deduction but the tax impact has not yet been recorded in the Consolidated Statements of Operations and Comprehensive Income (Loss)).
Deferred taxes were recorded in the Consolidated Balance Sheets as follows:

	December 31
In millions	2014	2013
Other current assets	$139.4	$149.7
Other non-current assets	87.9	92.4
Deferred tax liabilities	528.3	557.0
Net deferred tax liabilities	$301.0	$314.9

The tax effects of the major items recorded as deferred tax assets and liabilities were as follows:

	December 31
In millions	2014	2013
Deferred tax assets
Accrued liabilities and reserves	$200.3	$192.2
Pension and other post-retirement benefits	68.4	76.8
Employee compensation & benefits	100.0	82.2
Tax loss and credit carryforwards	291.9	351.7
Total deferred tax assets	660.6	702.9
Valuation allowance	235.8	235.5
Deferred tax assets, net of valuation allowance	424.8	467.4
Deferred tax liabilities
Property, plant and equipment	51.6	57.9
Goodwill and other intangibles	645.6	697.1
Other liabilities	28.6	27.3
Total deferred tax liabilities	725.8	782.3
Net deferred tax liabilities	$301.0	$314.9
As of December 31, 2014, tax loss carryforwards of $1,118.3 million were available to offset future income. A valuation allowance of $207.3 million exists for deferred income tax benefits related to the tax loss carryforwards which may not be realized. We believe sufficient taxable income will be generated in the respective jurisdictions to allow us to fully recover the remainder of the tax losses. The tax losses relate to Non-U.S. carryforwards of $1,010.7 million which are subject to varying expiration periods and will begin to expire in 2015. In addition, there were $21.4 million of U.S. federal and $86.2 million of state tax loss carryforwards as of December 31, 2014, which will expire in future years through 2034.
Tax sharing agreement and other income tax matters
In connection with the Distribution, we entered into a tax sharing agreement (the “2012 Tax Sharing Agreement”) with Tyco and The ADT Corporation (“ADT”), which governs the rights and obligations of Tyco, ADT and us for certain pre-Distribution tax liabilities, including Tyco’s obligations under a separate tax sharing agreement (the “2007 Tax Sharing Agreement”) that Tyco, Covidien Ltd. (“Covidien”) and TE Connectivity Ltd. (“TE Connectivity”) entered into in connection with the 2007 distributions of Covidien and TE Connectivity by Tyco (the “2007 Separation”). The 2007 Tax Sharing Agreement governs the rights and obligations of Tyco, Covidien and TE Connectivity with respect to certain pre-2007 Separation tax liabilities and certain tax liabilities arising in connection with the 2007 Separation. More specifically, Tyco, Covidien and TE Connectivity share 27%, 42% and 31%, respectively, of income tax liabilities that arise from adjustments made by tax authorities to Tyco's, Covidien's and TE Connectivity's U.S. and certain non-U.S. 2007 and prior income tax returns.
The 2012 Tax Sharing Agreement provides that we, Tyco and ADT will share (i) certain pre-Distribution income tax liabilities that arise from adjustments made by tax authorities to our, Tyco’s and ADT’s U.S. income tax returns, and (ii) payments required to be made by Tyco in respect to the 2007 Tax Sharing Agreement (collectively, “Shared Tax Liabilities”). Tyco is responsible for the first $500 million of Shared Tax Liabilities. As of December 31, 2014, Tyco has paid $52.0 million of Shared Tax Liabilities. We and ADT will share 42% and 58%, respectively, of the next $225 million of Shared Tax Liabilities. We, ADT and Tyco will share 20%, 27.5% and 52.5%, respectively, of Shared Tax Liabilities above $725 million. Under these tax sharing agreements, the amount ultimately assessed would have to be in excess of $1.85 billion before we would be required to pay any of the amounts assessed.
In the event the Distribution, the spin-off of ADT, or certain internal transactions undertaken in connection therewith were determined to be taxable as a result of actions taken after the Distribution by us, ADT or Tyco, the party responsible for such failure would be responsible for all taxes imposed on us, ADT or Tyco as a result thereof. Taxes resulting from the determination that the Distribution, the spin-off of ADT, or any internal transaction is taxable are referred to herein as “Distribution Taxes.” If such failure is not the result of actions taken after the Distribution by us, ADT or Tyco, then we, ADT and Tyco would be responsible for any Distribution Taxes imposed on us, ADT or Tyco as a result of such determination in the same manner and in the same proportions as the Shared Tax Liabilities. ADT will have sole responsibility for any income tax liability arising as a result of Tyco’s acquisition of Brink’s Home Security Holdings, Inc. (“BHS”) in May 2010, including any liability of BHS under the tax sharing agreement between BHS and The Brink’s Company dated October 31, 2008 (collectively, the “BHS Tax Liabilities”). Costs and expenses associated with the management of Shared Tax Liabilities, Distribution Taxes and BHS Tax Liabilities will generally be shared 20% by us, 27.5% by ADT and 52.5% by Tyco. We are responsible for all of our own taxes that are not shared pursuant to the 2012 Tax Sharing Agreement’s sharing formulae. In addition, Tyco and ADT are responsible for their tax liabilities that are not subject to the 2012 Tax Sharing Agreement’s sharing formula.
The 2012 Tax Sharing Agreement also provides that, if any party were to default in its obligation to another party to pay its share of the distribution taxes that arise as a result of no party’s fault, each non-defaulting party would be required to pay, equally with any other non-defaulting party, the amounts in default. In addition, if another party to the 2012 Tax Sharing Agreement that is responsible for all or a portion of an income tax liability were to default in its payment of such liability to a taxing authority, we could be legally liable under applicable tax law for such liabilities and required to make additional tax payments. Accordingly, under certain circumstances, we may be obligated to pay amounts in excess of our agreed-upon share of our, Tyco’s and ADT’s tax liabilities.
On July 1, 2013, Tyco announced that the Internal Revenue Service (“IRS”) issued Notices of Deficiency (“Tyco IRS Notices”) to Tyco asserting that several of Tyco's former U.S. subsidiaries collectively owe additional taxes in the aggregate amount of $883.3 million plus penalties of $154 million based on audits of the 1997 through 2000 tax years of Tyco and its subsidiaries as they existed at that time. These amounts exclude interest and do not reflect the impact on subsequent periods if the IRS challenge to Tyco's tax filings as described below is ultimately successful. If the IRS should successfully assert its position, our share of the collective liability, if any, would be determined pursuant to the 2007 Tax Sharing Agreement and the 2012 Tax Sharing Agreement. Tyco has filed petitions with the U.S. Tax Court to contest the IRS assessments.
As we have previously disclosed, in connection with U.S. federal tax audits of Tyco and its subsidiaries, the IRS has previously raised issues and proposed tax adjustments for periods beginning with the 1997 tax year. The adjustments now asserted by the IRS under the Tyco IRS Notices primarily relate to the treatment of certain intercompany debt transactions. The IRS has asserted in the Tyco IRS Notices that substantially all of the intercompany debt originated during the 1997 - 2000 period should not be treated as debt for U.S. federal income tax purposes, and has therefore disallowed interest and related deductions recognized associated with that intercompany debt on the U.S. income tax returns for those periods totaling approximately $2.9 billion. If the IRS is successful in asserting its claim, it would have an adverse impact on interest deductions related to the same Tyco intercompany debt in subsequent time periods, totaling approximately $6.6 billion, which Tyco has advised us that it expects the IRS to disallow. Under the 2012 Tax Sharing Agreement, Tyco has the right to administer, control, and settle all U.S. income tax audits for periods prior to and including the Distribution. As mentioned above, Tyco has filed petitions with the U.S. Tax Court to contest the IRS assessments. Tyco has advised us that it strongly disagrees with the IRS position and believes (i) it has meritorious defenses for the respective tax filings, (ii) the IRS positions with regard to these matters are inconsistent with applicable tax laws and Treasury regulations, and (iii) the previously reported taxes for the years in question are appropriate.
No payments with respect to these matters would be required until the dispute is resolved in the U.S. Tax Court, which Tyco has advised us, based on the experience of other companies, could take several years. However, the ultimate resolution of these matters is uncertain, and to the extent we are responsible for any Shared Tax Liability or Distribution Tax, including if the IRS were to prevail with respect to the matter set forth above, there could be a material adverse impact on our financial condition, results of operations, or cash flows in future reporting periods.